HODGES
                                      FUND
                                      LOGO



                                     DESIGNED
                                  FOR INVESTORS
                                 WHO WANT GROWTH

















                                  ANNUAL REPORT

                               FOR THE YEAR ENDED
                                 MARCH 31, 1999

Dear Shareholders:

Allow me to begin this letter thanking you for entrusting some of your funds to be managed in the Hodges Fund. Although I've been in the investment business in one way or another since 1960, the Fund has only existed since October 9, 1992. When we started the Fund, many asked us "why are you doing this?" The answer we gave then and if asked now is "we think we can do as well as many in this business of investing and better than a vast number." I think the results we've shown since we began support our belief. Although one of the required SEC caveats is "past performance does not guarantee future performance" and "when you sell shares they can be worth more or less than what you paid" this annual report carefully outlines our performance since inception on October 9, 1992, but please remember the caveat.

Being boastful is not my nature, but in a business of giant funds with large marketing budgets sometimes a Fund like ours gets lost in the shuffle. As you can well imagine, this causes me much frustration. We only hope that people will compare our results with any fund. One of the hallmarks of our Fund has been consistency of performance.

As a long time observer of the market, one of my strong convictions is that the best method of investing is to diversify into different types and degrees of risk. Although we strongly believe in investing in growth stocks, we think it would be a mistake to invest all of our funds into that category alone. On the other hand, investing in only value type or contrarian stocks would be a faulty strategy too. However, there are compelling reasons to invest some of our assets there. The market is very diverse and there are many choices available of varying degrees of risk and potential reward. Although anxious to have stocks that are moving up in price now, we are ever aware that we should also seek to own stocks that can be moving up in price eighteen months from now. We constantly strive to anticipate what the future market might look like.

I am pleased to announce that Craig Hodges has joined me as a co-manager of the Hodges Fund. Craig brings a freshness and a talent for timing. I believe the two of us together can do a creditable job of managing the Funds. One idea we have under review is a fund which will invest only in Texas businesses. The enterprising nature of our state's business community, plus demographic projections for the state's future growth encourages us to consider such a fund.

All of the present shareholders received notice that on April 20, 1999, our Fund became a no load Fund, with no up front commissions. We also lowered our 12b-1 fee to 0.25% from 0.50%.

We shall continue to strive to represent you well in your desires to build your net worth and provide for future financial needs.

Again thanks for being a shareholder.

Sincerely,

/s/ Don W. Hodges
Don Hodges

                                HODGES FUND LOGO


                          SHAREHOLDER TOTAL NET RETURNS
                                 THROUGH 3-31-99
                           AFTER MAXIMUM SALES CHARGE


                                   CUMULATIVE              AVERAGE ANNUAL
                                   NET RETURN                  RETURN
       SINCE INCEPTION               222.21%                   19.80%
          12 MONTHS                                            18.09%
            2 YR.                     66.80%                   29.15%
            3 YR.                     90.46%                   23.96%
            4 YR.                    151.94%                   25.97%
            5 YR.                    176.15%                   22.51%

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. FUND SHARE VALUES AND RETURNS FLUCTUATE AND INVESTORS MAY HAVE A GAIN OR LOSS WHEN THEY SELL SHARES. RESULTS REFLECT ALL EXPENSES AND THE MAXIMUM SALES CHARGE OF 2.5% THAT APPLIED DURING THIS PERIOD. INCEPTION DATE WAS 10-9-92. THIS INFORMATION IS FOR SHAREHOLDERS OF THE HODGES FUND AND OFFERS WHO HAVE RECEIVED A HODGES FUND PROSPECTUS. IT INCLUDES MORE INFORMATION ON FUND OPERATING EXPENSES AND THE RISKS OF NON-DIVERSIFICATION. READ IT CAREFULLY BEFORE INVESTING. THE DISTRIBUTOR OF THE HODGES FUND IS FIRST DALLAS SECURITIES, MEMBER SIPC.

                                HODGES FUND LOGO

                           Average Annual Total Return
                           Period Ended March 31, 1999
                     1 Year.........................  18.09%
                     5 Year.........................  22.51%
                     Since Inception (10/9/92) .....  19.80%

  Qtr            Hodges         S & P 400      Russell 2000        Wilshire 4500
-------          ------         ---------      ------------        -------------
10/9/92           9,875           10,000          10,000               10,000
3/31/93          11,349           11,541          12,280               11,631
9/30/93          11,464           12,404          13,647               12,672
3/31/94          11,373           12,250          13,627               12,345
9/30/94          11,311           12,603          14,004               12,789
3/31/95          12,465           13,270          14,379               13,412
9/30/95          15,076           15,850          17,280               16,201
3/31/96          16,495           17,067          18,556               17,626
9/30/96          17,625           18,069          19,550               18,835
3/31/97          18,832           18,879          19,504               18,689
9/30/97          25,661           25,135          26,039               24,883
3/31/98          26,605           28,137          27,698               27,372
9/30/98          22,275           23,550          21,087               21,883
3/31/99          32,222           28,264          23,196               26,599

Past performance is not predictive of future performance.

The S&P 400 Midcap Index is comprised of 400 domestic stocks chosen for market size liquidity and industry group representation. The Russell 2000 Index is formed by taking the 3,000 largest U.S. companies and then eliminating the largest 1,000 leaving a good small company index. The Wilshire 4500 Index measures the performance of all U.S. headquartered equity securities with readily available price data, with the exception of the S&P 500 securities. The indices are unmanaged and returns include reinvested dividends.

The S&P 500 (dividends reinvested) has been removed from the above chart, and is being replaced by the S&P 400 Midcap Index. The S&P 400 Midcap Index more appropriately reflects our investment style. As a broad market reference, the total return for the S&P 500 Index for the year ended March 31, 1999 was 18.42% compared to 0.45% for the S&P 400 Midcap Index.

                                HODGES FUND LOGO

SCHEDULE OF INVESTMENTS AT MARCH 31, 1999
--------------------------------------------------------------------------------
  Shares    COMMON STOCKS: 90.2%                                    Market Value
--------------------------------------------------------------------------------
            AIRLINES: 5.9%
  20,000    AMR Corp.*............................................  $ 1,171,250
  30,000    Southwest Airlines Company............................      907,500
                                                                    -----------
                                                                      2,078,750
                                                                    -----------
            APPAREL: 2.7%
  30,000    Cutter & Buck, Inc.*..................................      960,000
                                                                    -----------

            BUILDING MATERIALS: 6.7%
  25,000    Elcor Corp............................................      879,687
  50,000    NCI Building System, Inc.*............................    1,175,000
  20,500    Republic Group, Inc...................................      308,781
                                                                    -----------
                                                                      2,363,468
                                                                    -----------
            COLLECTIBLES: 0.4%
   5,000    Action Performance Companies, Inc.*...................      150,625
                                                                    -----------

            COMMERCIAL SERVICES: 0.7%
 136,500    The Dwyer Group, Inc.*................................      247,406
                                                                    -----------

            COMPUTER, SOFTWARE AND NETWORKING: 5.2%
   5,000    Network Solutions, Inc., Class A*.....................      528,750
 116,850    ODS Networks, Inc.*...................................      328,641
   3,500    Sun Microsystems, Inc.*...............................      437,281
 130,000    Tyler Corp./Del*......................................      568,750
                                                                    -----------
                                                                      1,863,422
                                                                    -----------
            CONFECTIONARIES: 1.3%
  10,300    Tootsie Roll Industries, Inc..........................      474,444
                                                                    -----------

            CONSTRUCTION MATERIALS: 3.1%
  20,000    Texas Industries, Inc.................................      496,250
  15,000    Vulcan Materials Co...................................      619,687
                                                                    -----------
                                                                      1,115,937
                                                                    -----------
            CONSUMER PRODUCTS: 0.5%
 252,000    Pentech International, Inc.*..........................      173,250
                                                                    -----------

See accompanying Notes to Financial Statements.

                                HODGES FUND LOGO

--------------------------------------------------------------------------------
  Shares                                                            Market Value
--------------------------------------------------------------------------------
            COSMETICS: 2.7%
  10,000    Estee Lauder Cosmetics, Class A (a)...................  $   945,000
                                                                    -----------

            ENTERTAINMENT: 4.8%
  15,000    Hastings Entertainment, Inc.*.........................      154,687
  10,000    International Speedway Corp., Class A.................      527,500
  25,000    Speedway Motorsports, Inc.*...........................    1,031,250
                                                                    -----------
                                                                      1,713,437
                                                                    -----------
            FINANCIAL: 4.5%
 300,000    Capstead Mortgage Corp................................    1,612,500
                                                                    -----------

            GAS DISTRIBUTION: 2.4%
  35,000    Atmos Energy Corp.....................................      842,187
                                                                    -----------
            HOME MANUFACTURING: 1.2%
  20,001    Palm Harbor Homes, Inc.*..............................      435,022
                                                                    -----------

            INTERNET RELATED: 12.9%
  20,000    America OnLine,Inc. (a)...............................    2,920,000
   6,000    eBay, Inc. (a)........................................      823,875
   5,000    Yahoo! Inc............................................      841,875
                                                                    -----------
                                                                      4,585,750
                                                                    -----------
            MEDICAL-RELATED SERVICES: 1.2%
 106,250    Diagnostic Health Services, Inc.*.....................      129,492
   5,000    Guidant Corp..........................................      302,500
                                                                    -----------
                                                                        431,992
                                                                    -----------
            PHARMACEUTICALS: 1.2%
  15,000    Mylan Laboratories, Inc...............................      411,563
                                                                    -----------

            PUBLISHING - BOOKS: 1.3%
  10,000    Houghton Mifflin Company..............................      468,750
                                                                    -----------

See accompanying Notes to Financial Statements.

                                HODGES FUND LOGO

--------------------------------------------------------------------------------
  Shares                                                           Market Value
--------------------------------------------------------------------------------
            REITS - MORTGAGE AND REAL ESTATE: 2.1%
  43,700    Prison Realty Corp....................................  $   762,019
                                                                    -----------
            RESTAURANTS: 2.7%
  15,000    Brinker International, Inc............................      387,188
  20,000    Starbucks Corp........................................      561,250
                                                                    -----------
                                                                        948,438
                                                                    -----------
            RETAIL: 12.0%
  10,000    Borders Group, Inc.*..................................      140,625
 270,400    Calloway's Nursery, Inc.*.............................      388,700
  20,000    Home Depot, Inc. .....................................    1,245,000
  25,000    Office Depot, Inc.*...................................      920,313
  25,000    Tractor Supply Co.*...................................      639,062
  10,000    Wal-Mart Stores, Inc..................................      921,875
                                                                    -----------
                                                                      4,255,575
                                                                    -----------
            STOCK BROKERAGE: 11.4%
  10,000    Charles Schwab Corp...................................      961,250
  30,000    E*Trade Group, Inc. (a)*..............................    1,749,375
  15,000    Merrill Lynch & Co....................................    1,326,563
                                                                    -----------
                                                                      4,037,188
                                                                    -----------
            TELEPHONE: 1.3%
   6,000    AT&T Corp.............................................      478,875
                                                                    -----------
            VENTURE CAPITAL: 2.0%
   8,500    Capital Southwest Corp................................      620,500
 100,000    Southern Venture II LP*...............................       83,540
                                                                    -----------
                                                                        704,040
                                                                    -----------
            Total Common Stocks (cost $22,484,894)................   32,059,638
                                                                    -----------

See accompanying Notes to Financial Statements.

                                HODGES FUND LOGO

--------------------------------------------------------------------------------
  Shares    PREFERRED STOCK: 1.9%                                  Market Value
--------------------------------------------------------------------------------
            REITS - MORTGAGE AND REAL ESTATE: 1.9%
  55,000    Capstead Mortgage Preferred, Series B (cost $451,119).  $   663,437
                                                                    -----------

Contracts   LONG EQUITY OPTIONS: 1.5%
--------------------------------------------------------------------------------
            Common Stocks / Expiration Date / Exercise Price
            ------------------------------------------------
      60    AMR Corp. / Aug, 50 Call..............................       68,250
      80    Amgen, Inc. / Apr, 40 Call............................      281,000
      50    Exxon Corp. / Apr, 60 Call............................       53,750
     100    Mylan Laboratories, Inc. / Apr, 25 Call...............       27,500
      70    Southdown, Inc. / Apr, 40 Call........................       96,688
                                                                    -----------
            Total Long Equity Options (cost $422,430).............      527,188
                                                                    -----------

            LONG INDEX OPTIONS: 3.1%
--------------------------------------------------------------------------------
            Index / Expiration Date / Exercise Price
            ----------------------------------------
     100    S&P Index / May 1,400 Put (cost $1,035,250)...........    1,110,000
                                                                    -----------

Principal
 Amount     SHORT-TERM INVESTMENTS: 4.6%
--------------------------------------------------------------------------------
            MONEY MARKET INVESTMENT: 4.6%
$1,620,659  Firstar Bank Treasury Cash Management Fund, 4.04%
              (cost $1,620,659)...................................    1,620,659
                                                                    -----------

            Total Investment in Securities (cost
              $26,014,352++): 101.3%..............................   35,980,922
            Liabilities in excess of Other Assets: (1.3%).........     (466,439)
                                                                    -----------
            TOTAL NET ASSETS: 100.0%..............................  $35,514,483
                                                                    ===========

* Non-income producing security.

(a) Portion of the security is segregated as collateral for call options written.

++ At March 31, 1999, the cost of securities for Federal tax purposes was the same basis for financial reporting.

Unrealized appreciation and depreciation of securities and call options written were as follows:

     Gross unrealized appreciation................................  $10,801,433
     Gross unrealized depreciation................................     (746,278)
                                                                    -----------
       Net unrealized appreciation................................  $10,055,155
                                                                    ===========

See accompanying Notes to Financial Statements.

                                HODGES FUND LOGO

SCHEDULE OF CALL OPTIONS WRITTEN AT MARCH 31, 1999: (0.5)%
--------------------------------------------------------------------------------
                                                                   Market Value
--------------------------------------------------------------------------------
            Common Stocks / Expiration Date / Exercise Price
            ------------------------------------------------
      100   America Online, Inc. / May, 170.......................  $   (79,375)
      100   E*Trade Group, Inc. / Apr, 60.........................      (33,125)
      100   E*Trade Group, Inc. / Apr, 65.........................      (22,500)
       40   eBay, Inc. / Apr, 160.................................      (13,250)
       50   Estee Lauder Cosmetics, Class A / Apr, 95.............      (11,875)
                                                                    -----------
              Total Call Options Written (proceeds $248,710)......  $  (160,125)
                                                                    ===========

See accompanying Notes to Financial Statements.

                                HODGES FUND LOGO

STATEMENT OF ASSETS AND LIABILITIES AT MARCH 31, 1999
--------------------------------------------------------------------------------
ASSETS
  Investments in securities, at value (cost $26,014,352) .......     $35,980,922
  Receivables:
    Dividends and interest .....................................          14,403
    Investment securities sold .................................         965,626
    Fund shares sold ...........................................          36,910
  Other assets .................................................          24,992
                                                                     -----------
      Total assets .............................................      37,022,853
                                                                     -----------

LIABILITIES
  Call options written, at value (proceeds $248,710) ...........         160,125
  Payables:
    Advisory fees ..............................................          25,022
    Distribution fees ..........................................          42,605
    Fund shares redeemed .......................................          21,932
    Investment securities purchased ............................       1,226,075
  Accrued expenses .............................................          32,611
                                                                     -----------
      Total liabilities ........................................       1,508,370
                                                                     -----------
NET ASSETS .....................................................     $35,514,483
                                                                     ===========

  NET ASSET VALUE AND REDEMPTION PRICE PER SHARE
    ($35,514,483/2,115,371 shares outstanding;
    unlimited shares authorized without par value) .............     $     16.79
                                                                     ===========

  COMPUTATION OF OFFERING PRICE PER SHARE
    (Net asset value $16.79/.975) ..............................     $     17.22
                                                                     ===========

COMPONENTS OF NET ASSETS
  Paid-in capital ..............................................     $25,304,101
  Undistributed net realized gain on investments ...............         155,227
  Net unrealized appreciation on investments ...................      10,055,155
                                                                     -----------
    Net assets .................................................     $35,514,483
                                                                     ===========

See accompanying Notes to Financial Statements.

                                HODGES FUND LOGO

STATEMENT OF OPERATIONS - FOR THE YEAR ENDED MARCH 31, 1999
--------------------------------------------------------------------------------
INVESTMENT INCOME
  Income
    Dividends ..................................................    $   249,740
    Interest ...................................................         47,002
    Other ......................................................            373
                                                                    -----------
          Total income .........................................        297,115
                                                                    -----------
  Expenses
    Advisory fees ..............................................        271,022
    Distribution fees ..........................................        159,425
    Administration fee .........................................         63,770
    Custody fees ...............................................         24,983
    Fund accounting fees .......................................         24,684
    Transfer agent fees ........................................         23,985
    Audit fee ..................................................         12,002
    Reports to shareholders ....................................          9,537
    Registration fees ..........................................          8,413
    Trustees' fees .............................................          6,519
    Legal fees .................................................          3,996
    Miscellaneous ..............................................          2,932
    Insurance fees .............................................            770
                                                                    -----------
      Total expenses ...........................................        612,038
                                                                    -----------
        NET INVESTMENT LOSS ....................................       (314,923)
                                                                    -----------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
  Net realized gain from security transactions .................      2,046,902
  Net change in unrealized appreciation on investments .........      4,264,975
                                                                    -----------
    Net realized and unrealized gain on investments ............      6,311,877
                                                                    -----------
      NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS .....    $ 5,996,954
                                                                    ===========

See accompanying Notes to Financial Statements.

                                HODGES FUND LOGO

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
                                                      Year            Year
                                                      Ended           Ended
                                                 March 31, 1999   March 31, 1998
                                                 --------------   --------------
(DECREASE) INCREASE IN NET ASSETS FROM:
OPERATIONS
  Net investment loss ..........................   $   (314,923)   $   (201,242)
  Net realized gain from security transactions .      2,046,902       3,942,955
  Net change in unrealized appreciation on
    investments ................................      4,264,975       4,957,429
                                                   ------------    ------------
    NET INCREASE IN NET ASSETS RESULTING
      FROM OPERATIONS ..........................      5,996,954       8,699,142
                                                   ------------    ------------

DISTRIBUTIONS TO SHAREHOLDERS
  Net realized gain from security transactions .     (1,185,924)     (5,773,636)
                                                   ------------    ------------

CAPITAL SHARE TRANSACTIONS
  Net (decrease) increase in net assets derived
    from net change in outstanding shares (a) ..     (1,730,682)     10,086,163
                                                   ------------    ------------
      TOTAL INCREASE IN NET ASSETS .............      3,080,348      13,011,669

NET ASSETS
  Beginning of year ............................     32,434,135      19,422,466
                                                   ------------    ------------
END OF YEAR ....................................   $ 35,514,483    $ 32,434,135
                                                   ============    ============

(a) A summary of capital shares transactions is as follows:

                                      Year                       Year
                                      Ended                      Ended
                                 March 31, 1999             March 31, 1998
                            ------------------------   -------------------------
                             Shares         Value       Shares         Value
                             ------         -----       ------         -----
Shares sold .............    269,362    $ 3,954,932     478,221    $  6,465,806
Shares issued in
  reinvestment of
  distribution ..........     89,705      1,185,898     451,510       5,757,747
Shares redeemed .........   (489,920)    (6,871,512)   (154,460)     (2,137,390)
                            --------    -----------    --------    ------------
Net (decrease) increase .   (130,853)   $(1,730,682)    775,271    $ 10,086,163
                            ========    ===========    ========    ============

See accompanying Notes to Financial Statements.

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                                HODGES FUND LOGO

FINANCIAL HIGHLIGHTS
FOR A CAPITAL SHARE OUTSTANDING THROUGHOUT EACH YEAR

----------------------------------------------------------------------------------------------
                                                            Year Ended March 31,
                                             -------------------------------------------------
                                              1999       1998      1997       1996      1995
                                             ------    ------    ------     ------    ------
Net asset value, beginning of year.........  $14.44    $13.20    $12.87     $11.55    $10.80
Income from investment operations:
   Net investment loss.....................   (0.15)    (0.09)    (0.11)     (0.07)    (0.08)
   Net realized and unrealized gain on
     investments ..........................    3.05      4.79      1.85       3.42      1.09
                                             ------    ------    ------     ------    ------
Total from investment operations...........    2.90      4.70      1.74       3.35      1.01
                                             ------    ------    ------     ------    ------

Less distributions:
   From net capital gains .................   (0.55)    (3.46)    (1.41)     (2.03)    (0.26)
                                             ------    ------    ------     ------    ------

Net asset value, end of year...............  $16.79    $14.44    $13.20     $12.87    $11.55
                                             ======    ======    ======     ======    ======

Total return ..............................   18.09%    41.21%    14.18%     32.33%     9.60%

Ratios/supplemental data:
Net assets, end of year (millions).........  $ 35.5    $ 32.4    $ 19.4     $ 13.3    $  9.3

Ratio of expenses to average net assets....    1.92%     1.96%     2.14%      2.08%     2.31%

Ratio of net investment loss to average
  net assets ..............................   (0.99)%   (0.76)%    (0.95)%   (0.61)%   (0.75)%

Portfolio turnover rate ...................  129.86%    94.05%   115.77%    124.89%    73.65%

See accompanying Notes to Financial Statements.

12
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                                HODGES FUND LOGO

NOTES TO FINANCIAL STATEMENTS AT MARCH 31, 1999
--------------------------------------------------------------------------------
NOTE 1 - ORGANIZATION

     Hodges Fund (the "Fund") is a non-diversified series of shares of beneficial interest of Professionally Managed Portfolios (the "Trust"), which is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end management investment company. The Fund's primary investment objective is capital appreciation. The Fund began operations on October 9, 1992.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with generally accepted accounting principles.

     A. SECURITY VALUATION. Investments in securities traded on a national securities exchange or included in the NASDAQ National Market System are valued at the last reported sales price at the close of regular trading on the last business day of the period; securities traded on an exchange or NASDAQ for which there have been no sales and other over-the-counter securities are valued at the last reported bid price. Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Board of Trustees. Short-term investments are stated at cost, which when combined with accrued interest, approximates market value.

     B. FEDERAL INCOME TAXES. The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

     C. SECURITY TRANSACTIONS, INVESTMENT INCOME AND DISTRIBUTIONS. As is common in the industry, security transactions are accounted for on the trade date. The cost of securities owned on realized transactions are relieved on a first-in, first-out basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

     D. USE OF ESTIMATES. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

NOTE 3 - COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

     For the year ended March 31, 1999, Hodges Capital Management, Incorporated (the "Advisor") provided the Fund with investment management services under an Investment Advisory Agreement. The Advisor furnished all investment advice, office space, facilities, and most of the personnel needed by the Fund. As compensation for its services, the Advisor was entitled to a monthly fee at the annual rate of 0.85% based upon the average daily net assets of the Fund. For the year ended March 31, 1999, the Fund incurred $271,022 in Advisory fees.

     Investment Company Administration, LLC (the "Administrator") acts as the Fund's Administrator under an

                                HODGES FUND LOGO

NOTES TO FINANCIAL STATEMENTS AT MARCH 31, 1999
--------------------------------------------------------------------------------

Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the trustees; monitors the activities of the Fund's custodian, transfer agent and accountants; coordinates the preparation and payment of Fund expenses and reviews the Fund's expense accruals. For its services, the Administrator receives a monthly fee at the following annual rate:

     Under $15 million        $30,000
     $15 to $50 million       0.20% of average daily net assets
     $50 to $100 million 0.15% of average daily net assets $100 to $150 million 0.10% of average daily net assets
     Over $150 million        0.05% of average daily net assets

     For  the  year  ended  March  31,  1999,  the  Fund  incurred   $63,770  in
Administration fees.

     First Dallas Securities, Inc. (the "Distributor") acts as the Fund's principal underwriter in a continuous public offering of the Fund's shares. The Distributor is an affiliate of the Advisor. For the year ended March 31, 1999, the Distributor received as commissions $40,458 from the Fund in connection with its distribution of the Fund's shares and $8,359 from the Fund in connection with its distribution of the purchases and sales of securities in the Fund's portfolio. Effective April 20, 1999, the Fund no longer imposed a sales load on purchases.

     Certain officers and trustees of the Trust are also officers and/or directors of the Administrator.

NOTE 4 - DISTRIBUTION COSTS

     The Fund has adopted a Distribution Plan (the "Plan") in accordance with Rule 12b-1 under the 1940 Act. The Plan provides that the Fund will pay a fee to the Distributor at an annual rate of up to 0.50% of the average daily net assets of the Fund. Effective April 20, 1999, the fee that the Fund will pay to the Distributor was reduced to an annual rate of up to 0.25% of the average daily net assets of the Fund. The fee is paid to the Distributor as reimbursement for, or in anticipation of, expenses incurred for distribution-related activity. During the year ended March 31, 1999, the Fund paid fees of $159,425 to the Distributor.

NOTE 5 - PURCHASES AND SALES OF SECURITIES

     The cost of purchases and proceeds from sales of securities, excluding U.S. Government obligations and short-term securities, for the year ended March 31, 1999, were $38,503,880 and $44,210,328, respectively.

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
--------------------------------------------------------------------------------

TO THE SHAREHOLDERS OF
         THE HODGES FUND and
THE BOARD OF TRUSTEES OF
         PROFESSIONALLY MANAGED PORTFOLIOS

         We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Hodges Fund, a series of Professionally Managed Portfolios, as of March 31, 1999, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

         We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

         In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Hodges Fund as of March 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

                                                       TAIT, WELLER & BAKER


Philadelphia, Pennsylvania
April 16, 1999

                                     ADVISOR
                         Hodges Capital Management, Inc.
                                2905 Maple Avenue
                               Dallas, Texas 75201
                                 (800) 388-8512
                                       --
                                   DISTRIBUTOR
                          First Dallas Securities, Inc.
                                2905 Maple Avenue
                               Dallas, Texas 75201
                                       --
                                    CUSTODIAN
                               Firstar Bank, N.A.
                                425 Walnut Street
                             Cincinnati, Ohio 45202
                                       --
                                 TRANSFER AGENT
                          American Data Services, Inc.
                                  P.O. Box 5536
                         Hauppauge, New York 11788-0132
                                       --
                                    AUDITORS
                              Tait, Weller & Baker
                         8 Penn Center Plaza, Suite 800
                        Philadelphia, Pennsylvania 19103
                                       --
                                  LEGAL COUNSEL
                      Paul, Hastings, Janofsky & Walker LLP
                        345 California Street, 29th Floor
                         San Francisco, California 94104

      This report is intended for  shareholders  of the Fund and may not be used
      as  sales   literature   unless  preceded  or  accompanied  by  a  current
      prospectus.

      Past performance results shown in this report should not be considered a representation of future performance. Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are dated and are subject to change.